Exhibit 10.II.H

SCHEDULE OF SERVICES

Brazil

Date: September 12, 2007

This Schedule of Services is issued pursuant to the Master Services Agreement dated December 29, 2006 (the “Agreement”), between The Mosaic Company, a Delaware corporation, and Cargill, Incorporated, a Delaware corporation, which Agreement is hereby incorporated into this Schedule of Services by reference.

1.	Description of Services. Service Provider, Cargill Agricola S.A. will perform the following services for Mosaic Fertilizantes do Brasil S.A., Mosaic Fertilizantes Ltda., and Fospar S.A.:

Information Technology	Attachment 1	$896.901
Human Resources	Attachment 2	$871.428
Procurement	Attachment 3	$51.000
Corporate Affairs	Attachment 4	$95.000
Office Services	Attachment 5	$213.979
Office Building (Condominium)	Attachment 6	$381.897
SSC (Shared Service Center)	Attachment 7	$135.558
Travel/Purchases	Attachment 8	$25.936
Law Department	Attachment 9	$0
Employees Association	Attachment 10	$43.193
Treasury	Attachment 11	$1.000
GOSC (Comm.Agreement)	Attachment 12	$525.235
TOTAL SERVICES:		$3.241.127
14.25% Service Tax		$538.613
TOTAL COST (after tax)		$3.779.740

2.	Term.

Service Provider will provide these services to Mosaic for a period of 12 months commencing June 1, 2007 and expiring May 31, 2008.

3.	Compensation.

Service Provider will invoice these services on a monthly basis.

4.	Special Provisions: None.

CARGILL AGRICOLA S.A.

By:
Name:
Its:

MOSAIC FERTILIZANTES DO BRASIL S.A.

By:
Name:
Its:

MOSAIC FERTILIZANTES LTDA.

By:
Name:
Its:

FOSPAR S.A.

By:
Name:
Its: